UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2010
COMMUNITY FIRST, INC.
(Exact name of registrant as specified in charter)

Tennessee (State or other jurisdiction of incorporation)	0-49966 (Commission File Number)	04-3687717 (IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, Tennessee (Address of principal executive offices)	38401 (Zip Code)
(931) 380-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 27, 2010, Community First Bank & Trust (the “Bank”), a wholly owned subsidiary of Community First, Inc. (the “Company”), entered into Amended and Restated Participation Agreements (each an “Amended and Restated SERP Participation Agreement” and collectively, the “Amended and Restated SERP Participation Agreements”) under the Bank’s Supplemental Executive Retirement Plan (the “SERP”) with each of Marc R. Lively, Michael J. Saporito, Dianne Scroggins and Carl B. Campbell (each a “Participant” and collectively, the “Participants”), who, along with Louis Holloway, were identified as the Company’s “named executive officers” in the Company’s proxy statement mailed to the Company’s shareholders in connection with the Company’s annual meeting of shareholders held on May 20, 2010. The Amended and Restated SERP Participation Agreements replace the Participation Agreements that each of the Participants had previously entered into with the Bank and were amended principally for the purpose of clarifying the vesting and benefit payment provisions. The Amended and Restated SERP Participation Agreements do not modify the amount of benefits payable to any of the Participants.
     Pursuant to Mr. Lively’s Amended and Restated SERP Participation Agreement, if Mr. Lively’s employment is terminated by the Bank other than for Cause (as defined in the SERP) or by Mr. Lively after ten years of service with the Bank, he will be entitled to receive an annual benefit equal to 40% of his average base salary during the 24 months prior to the termination of his employment for a period of fifteen years (payable in equal monthly installments following his termination of employment after reaching age 65, or, if his employment is terminated prior to his reaching age 65, following him reaching age 65). If Mr. Lively elects Early Retirement (as defined in the SERP) after (i) attaining age 55 and (ii) ten years of service with the Bank, he will be entitled to receive an annual benefit equal to 40% of his average base salary during the 24 months prior to his Early Retirement for a period of fifteen years (payable in equal monthly installments following his Early Retirement.) Based on these conditions, Mr. Lively became 100% vested in his Normal Retirement SERP benefit in October 2008 and will become 100% vested in his Early Retirement SERP benefit in March 2019. In the event of Mr. Lively’s disability, he will become 100% vested in the portion of his SERP benefit then accrued and will be entitled to receive a lump sum benefit payable not later than 90 days following his disability. In the event of Mr. Lively’s death, his estate will be entitled to receive a lump sum payment equal to the then present value of the aggregate SERP benefit payments irrespective of any vesting provisions payable not later than 90 days following his death. Upon a change in control of the Bank, Mr. Lively would continue to be 100% vested in his SERP benefit. If Mr. Lively’s employment is terminated within two years following a change in control of the Bank, he will be entitled to receive a lump sum payment equal to the then present value of his full SERP benefit payments payable not later than 90 days following the termination of his employment. If he is terminated more than two years following a change in control of the Bank, this benefit will be paid out in equal monthly installments for ten years following his termination.
     Pursuant to Ms. Scroggins’ Amended and Restated SERP Participation Agreement, if Ms. Scroggins elects Early Retirement after (i) attaining age 60 and (ii) fifteen years of service with the Bank, she will be entitled to receive an annual benefit equal to 25% of her average base salary during the 24 months prior to her Early Retirement for a period of ten years (payable in equal monthly installments following her Early Retirement). Ms. Scroggins also vests 20% annually in her Normal Retirement SERP benefit starting with her 11th year of service with the Bank. If Ms. Scroggins’ employment is terminated by the Bank other than for Cause or by Ms. Scroggins, she will be entitled to receive an annual benefit equal to the vested percentage of 25% of her average base salary during the 24 months prior to the termination of her employment for a period of ten years (payable in equal monthly installments following her termination of employment after reaching age 65, or if her employment is terminated prior to her reaching age 65, following her reaching age 65). Based on these conditions, Ms. Scroggins will become fully vested in her Normal Retirement SERP benefit in October 2013 and in her Early Retirement SERP benefit in August 2019. In the event of Ms. Scroggins’ disability, she will become 100% vested in the portion of her SERP benefit then accrued and will be entitled to receive a lump sum benefit payable not later than 90 days following her disability. In the event of Ms. Scroggins’ death, her estate will be entitled to receive a lump sum payment equal to the then present value of the aggregate SERP benefit payments irrespective of any vesting provisions payable not later than 90 days following her death. Upon a change in control of the Bank, Ms. Scroggins will become 100% vested in her SERP benefit. If Ms. Scroggins’ employment is terminated within two years following a change in control of the Bank, she will be entitled to receive a lump sum payment equal to the then present value of the aggregate SERP benefit payments payable not later than 90 days following the termination of her employment. If she is terminated more than two years following a change in control of the Bank, this benefit will be paid out in equal monthly installments for ten years following her termination.
     Pursuant to Mr. Campbell’s Amended and Restated SERP Participation Agreement, Mr. Campbell vests 20% annually in his Normal Retirement SERP benefit starting with his fourth year of service with the Bank. Based on these conditions, Mr. Campbell became 100% vested in his Normal Retirement SERP benefit in January 2008. If Mr. Campbell’s employment is terminated by the Bank other than for Cause or by Mr. Campbell, he will be entitled to receive an annual benefit equal to 25% of his average base salary during the 24 months prior to the termination of his employment for a period of ten years (payable in equal monthly installments following his termination of employment after reaching age 65, or if his employment is terminated prior to his reaching age 65, following his reaching age 65). Mr. Campbell does not have an Early Retirement vesting provision in his Amended and Restated SERP Participation Agreement. In the event of Mr. Campbell’s disability, he will become 100% vested in the portion of his SERP benefit then accrued and will be entitled to receive a lump sum benefit payable not later than 90 days following his disability. In the event of Mr. Campbell’s death, his estate will be entitled to receive a lump sum payment equal to the then present value of his full aggregate SERP benefit payments irrespective of any vesting provisions payable not later than 90 days following his death. Upon a change in control of the Bank, Mr. Campbell will continue to be 100% vested in his SERP benefit. If Mr. Campbell’s employment is terminated within two years following a change in control of the Bank, he will be entitled to receive a lump sum payment equal to the then present value of his full SERP benefit payments payable not later than 90 days after termination of his employment. If he is terminated more than two years following a change in control of the Bank, this benefit will be paid out in equal monthly installments for a period of ten years following his termination.
     Pursuant to Mr. Saporito’s Amended and Restated SERP Participation Agreement, Mr. Saporito vests 20% annually in his Normal Retirement SERP benefit starting with his fourth year of service with the Bank. Based on these conditions, Mr. Saporito will become fully vested in his Normal Retirement SERP benefit in September 2012. If Mr. Saporito’s employment is terminated by the Bank other than for Cause or by Mr. Saporito, he will be entitled to receive an annual benefit equal to the vested percentage of 25% of his average base salary during the 24 months prior to the termination of his employment for a period of ten years (payable in equal monthly installments following his termination of employment after reaching age 65, or if his employment is terminated prior to his reaching age 65, following his reaching age 65). Mr. Saporito does not have an Early Retirement vesting provision in his Amended and Restated SERP Participation Agreement. In the event of Mr. Saporito’s disability, he will become 100% vested in the portion of his SERP benefit then accrued and will receive a lump sum benefit payable not later than 90 days following his disability. In the event of Mr. Saporito’s death, he will become 100% vested in his SERP benefit and his estate will be entitled to receive a lump sum payment equal to the then present value of the aggregate SERP benefit payments irrespective of any vesting provisions payable not later than 90 days following his death. Upon a change in control of the Bank, Mr. Saporito will become 100% vested in his SERP benefit. If Mr. Saporito’s employment is terminated within two years following a change in control of the Bank, he will be entitled to receive a lump sum payment equal to the then present value of the aggregate SERP benefit payments payable not later than 90 days following the termination of his employment. If he is terminated more than two years following a change in control of the Bank, this benefit will be paid out in equal monthly installments for a period of ten years following his termination.
     Notwithstanding anything in the Amended and Restated SERP Participation Agreements to the contrary, no benefits will be payable to any Participant who is terminated from his or her employment for Cause.
     As a condition to receiving their SERP benefit, Ms. Scroggins, Mr. Campbell and Mr. Saporito have each agreed not to compete (as defined by the respective Amended and Restated SERP Participation Agreements) with the Bank for a one-year period following their termination of employment. Mr. Lively is subject to a similar non-competition agreement pursuant to his employment agreement.
     This description of the Amended and Restated SERP Participation Agreements is a summary and does not purport to be a complete description of all of the terms of the Amended and Restated SERP Participation Agreements, and is qualified in its entirety by reference to the Amended and Restated SERP Participation Agreements, filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

10.1	Amended and Restated Participation Agreement, dated December 27, 2010, between Community First Bank & Trust and Marc R. Lively.

10.2	Amended and Restated Participation Agreement, dated December 27, 2010, between Community First Bank & Trust and Dianne Scroggins.

10.3	Amended and Restated Participation Agreement, dated December 27, 2010, between Community First Bank & Trust and Carl B. Campbell.

10.4	Amended and Restated Participation Agreement, dated December 27, 2010, between Community First Bank & Trust and Mike Saporito.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
By:	/s/ Dianne Scroggins
Dianne Scroggins
Chief Financial Officer

Date: December 29, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Participation Agreement, dated December 27, 2010, between Community First Bank & Trust and Marc R. Lively.

10.2	Amended and Restated Participation Agreement, dated December 27, 2010, between Community First Bank & Trust and Dianne Scroggins.

10.3	Amended and Restated Participation Agreement, dated December 27, 2010, between Community First Bank & Trust and Carl B. Campbell.

10.4	Amended and Restated Participation Agreement, dated December 27, 2010, between Community First Bank & Trust and Mike Saporito.